UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.

(Exact name of registrant as specified in its charter)

State of Maryland	See Below
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o Investors Bank and Trust Company 200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number

iShares MSCI Belgium Index Fund	New York Stock Exchange	51-0372161

iShares MSCI France Index Fund	New York Stock Exchange	51-0372163

iShares MSCI United Kingdom Index Fund	New York Stock Exchange	51-0372175

iShares MSCI Hong Kong Index Fund	New York Stock Exchange	51-0372165

iShares MSCI Italy Index Fund	New York Stock Exchange	51-0372166

iShares MSCI Japan Index Fund	New York Stock Exchange	51-0372167

iShares MSCI Malaysia Index Fund	New York Stock Exchange	51-0372168

iShares MSCI Netherlands Index Fund	New York Stock Exchange	51-0372170

iShares MSCI Singapore Index Fund	New York Stock Exchange	51-0372171

iShares MSCI Spain Index Fund	New York Stock Exchange	51-0372172

iShares MSCI Sweden Index Fund	New York Stock Exchange	51-0372173

iShares MSCI Switzerland Index Fund	New York Stock Exchange	51-0372174

iShares MSCI Brazil Index Fund	New York Stock Exchange	51-0396527

iShares MSCI Taiwan Index Fund	New York Stock Exchange	51-0396521

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act: None.

INFORMATION REQUIRED IN

REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered:

Reference is made to Post-Effective Amendment No. 29 to the Registrant’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission on December 29, 2004 (File Nos. 33-97598; 811-09102) and is incorporated herein by reference.

Item 2. Exhibits

1.	Registrant’s Amended and Restated Articles of Incorporation, incorporated herein by reference to Exhibit (99.1) to the Registrant’s Pre-Effective Amendment No. 2 to the registration statement on Form N-1A dated March 1, 1996 (File Nos. 33-97598; 811-09102) (the “Registration Statement”).

2.	Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to the Registration Statement, filed December 27, 1996.

3.	Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 16 to the Registration Statement, filed December 22, 1999.

4.	Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit a.4 to Post-Effective Amendment No. 17 to the Registration Statement, filed on November 3, 2000.

5.	Registrant’s Articles Supplementary, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed on July 16, 2001.

6.	Registrant’s Amended By-Laws, incorporated herein by reference to Exhibit 99.2 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

7.	Registrant’s Amendment No. 1 to its Amended By-Laws incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed on August 27, 1997.

8.	Form of Global Certificate for the Registrant’s Securities being registered hereunder, (with exception to the iShares MSCI Brazil Index Fund and iShares MSCI Taiwan Index Fund) incorporated herein by reference to Exhibit 3 to the Registrant’s registration of securities pursuant to Section 12(b) on Form 8-A, dated March 1, 1996 (Securities Exchange Act file number 001-11653), which is incorporated herein by reference.

9.	Form of Global Certificate for the iShares MSCI Brazil Index Fund, incorporated herein by reference to Exhibit 6 to the Registrant’s registration statement on Form 8-A, dated July 12, 2000.

10.	Form of Global Certificate for the iShares MSCI Taiwan Index Fund, incorporated herein by reference to Exhibit 6 to the Registrant’s registration statement on Form 8-A, dated June 21, 2000.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

iSHARES, INC.

Date: November 22, 2005	By:	/s/ Peter W. Kronberg
Peter W. Kronberg
Assistant Secretary